UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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EYENOVIA, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF 2018 ANNUAL MEETING

AND PROXY STATEMENT

Monday, June 11, 2018

9:00 AM EDT

501 Fifth Avenue, Suite 1404

New York, New York 10017

501 Fifth Avenue, Suite 1404

New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 11, 2018

To the Stockholders of Eyenovia, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Eyenovia, Inc. will be held on June 11, 2018, at our principal executive offices located at 501 Fifth Avenue, Suite 1404, New York, New York 10017 at 9:00 AM EDT. The meeting is called for the following purposes:

1.	To elect the directors named in the Proxy Statement for a one-year term expiring in 2019 or until their successors have been elected and qualified;

2.	To approve an amendment to the Third Amended and Restated Certificate of Incorporation of Eyenovia, Inc. to enable stockholders to remove directors with or without cause;

3.	To approve an amendment to the Third Amended and Restated Certificate of Incorporation of Eyenovia, Inc. to eliminate the stockholders’ right to act by written consent;

4.	To approve the Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan;

5.	To ratify the appointment of Marcum LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

6.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice. If you were a stockholder of record of Eyenovia common stock as of the close of business on April 17, 2018, you are entitled to receive this Notice and vote at the Annual Meeting of Stockholders and any adjournments or postponements thereof, provided that our Board of Directors may fix a new record date for an adjourned meeting. Our stock transfer books will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at our principal executive offices in New York, New York during ordinary business hours for the 10-day period preceding the meeting for any purposes related to the meeting.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish these proxy materials (including an electronic Proxy Card for the meeting) and our 2017 Annual Report to Stockholders (including our 2017 Annual Report on Form 10-K) to stockholders via the Internet. On or about April 30, 2018, we mailed to our stockholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2017 Annual Report to Stockholders and how to vote. We believe that posting these materials on the Internet enables us to provide stockholders with the information they need to vote more quickly, while lowering the cost and reducing the environmental impact of printing and delivering annual meeting materials.

You are cordially invited to attend the meeting. Whether or not you expect to attend, our Board of Directors respectfully requests that you vote your stock in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the meeting.

By Order of the Board of Directors of Eyenovia, Inc.,

/s/ Fredric N. Eshelman, Pharm.D.
Fredric N. Eshelman, Pharm.D.
Chairman of the Board

New York, New York
Dated: April 30, 2018

EYENOVIA, INC.

Proxy Statement

for the

Annual Meeting of Stockholders

To Be Held June 11, 2018

TABLE OF CONTENTS

Page

Information Concerning Solicitation and Voting	ii

Questions and Answers About the 2018 Annual Meeting	1

Proposal One - Election of Directors	4

Proposal Two – Amendment to the Third Amended and Restated Certificate of Incorporation of Eyenovia, Inc. to Enable Stockholders to Remove Directors With or Without Cause	8

Proposal Three – Amendment to the Third Amended and Restated Certificate of Incorporation of Eyenovia, Inc. to Eliminate the Stockholders’ Right to Act by Written Consent	9

Proposal Four – Approval of the Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan	11

Proposal Five – Ratification of Appointment of Independent Auditors	19

Corporate Governance Matters	20

Director Compensation	25

Audit Committee Report	26

Security Ownership of Certain Beneficial Owners and Management	27

Section 16(a) Beneficial Ownership Reporting Compliance	29

Executive Compensation	30

Certain Relationships and Related-Party Transactions	33

Stockholder Proposals	35

Householding Matters	35

Annual Report on Form 10-K	35

Other Matters	36

Directions to the Annual Meeting	37

Appendix A – Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of Eyenovia, Inc.	A-1
Appendix B – Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan	B-1

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PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 11, 2018

Information Concerning Solicitation and Voting

This Proxy Statement is furnished to the holders of our common stock in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Annual Meeting of Stockholders to be held on June 11, 2018 at 9:00 AM EDT at our principal executive offices located at 501 Fifth Avenue, Suite 1404, New York, New York, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 17, 2018 are entitled to notice of and to vote at the meeting.

In accordance with the rules of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the Notice, this Proxy Statement, our 2017 Annual Report to Stockholders, including financial statements, and a Proxy Card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials were first available on the Internet on April 30, 2018. We mailed a Notice of Internet Availability of Proxy Materials on or about April 30, 2018 to our stockholders of record and beneficial owners as of the close of business on April 17, 2018, the record date for the meeting. This Proxy Statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the Proxy Card or Voter Instruction Card that you will receive in response to your request.

Each holder of our common stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the meeting. Stockholder votes will be tabulated by persons appointed by our Board of Directors to act as inspectors of election for the meeting.

We bear the expense of soliciting proxies. Our directors, officers, and employees may also solicit proxies personally or by telephone, facsimile, or other means of communication. We do not intend to pay additional compensation for doing so. In addition, we might reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to those beneficial owners.

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QUESTIONS AND ANSWERS ABOUT THE 2018 annual meeting

Q:	Who may vote at the meeting?

A:	Our Board of Directors set April 17, 2018 as the record date for the meeting. If you owned shares of our common stock at the close of business on April 17, 2018, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of the close of business on April 17, 2018, there were ● shares of our common stock outstanding and entitled to vote at the meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the 2018 Annual Meeting of Stockholders.

If your shares are held in a brokerage account, bank or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. In that case, the Notice of Internet Availability of Proxy Materials or proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instructions included in the Notice of Internet Availability or proxy materials.

Q:	What is the quorum requirement for the meeting?

A:	A majority of our outstanding shares of capital stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•	Are present and entitled to vote in person at the meeting;

•	Properly submitted a Proxy Card or Voter Instruction Card; or

•	Do not provide your broker with instructions on how to vote, but the broker submits that person’s proxy nonetheless (a broker non-vote).

If you are present in person or by proxy at the meeting, but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Broker non-votes are also counted for purposes of determining whether a quorum exists. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless. The proposals listed in this Proxy Statement identify the votes needed to approve the proposed actions.

Q:	What proposals will be voted on at the meeting?

A:	The five proposals to be voted on at the meeting are as follows:

1.	To elect the directors named in the Proxy Statement for a one-year term expiring in 2019 or until their successors have been elected and qualified;

2.	To approve an amendment to the Third Amended and Restated Certificate of Incorporation of Eyenovia, Inc. to enable stockholders to remove directors with or without cause;

3.	To approve an amendment to the Third Amended and Restated Certificate of Incorporation of Eyenovia, Inc. to eliminate the stockholders’ right to act by written consent;

4.	To approve the Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan; and

5.	To ratify the appointment of Marcum LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the proxy named in the Proxy Card or Voter Instruction Card will vote the shares it represents using its best judgment.

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Q:	Can I access these proxy materials on the Internet?

A:	Yes. The Notice of Annual Meeting, Proxy Statement, and 2017 Annual Report to Stockholders (including the 2017 Annual Report on Form 10-K) are available for viewing, printing, and downloading at www.proxyvote.com. Our Annual Report on Form 10-K for the year ended December 31, 2017 is also available under the —Investor Relations—Financials—SEC Filings— section of our website at www.eyenoviabio.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on www.proxyvote.com at least until the conclusion of the meeting.

Q:	How may I vote my shares in person at the meeting?

A:	If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the meeting.

If your shares are held in a brokerage account, bank or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	If your common stock is held by a broker, bank, nominee, or trustee, they should send you instructions that you must follow in order to have your shares voted.

If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•	Via the Internet by accessing the proxy materials on the secured website www.proxyvote.com and following the voting instructions on that website;

•	Via telephone by calling toll free 1-800-690-6903 and following the recorded instructions; or

•	By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability and completing, dating, signing and returning the Proxy Card that you receive in response to your request.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 PM EDT on June 10, 2018. Of course, you can always come to the meeting and vote your shares in person. If you submit or return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors, as permitted by law.

Q:	How can I change my vote after submitting it?

A:	If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

•	Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 501 Fifth Avenue, Suite 1404, New York, New York 10017 at or before the taking of the vote at the meeting;

•	Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 501 Fifth Avenue, Suite 1404, New York, New York 10017 at or before the taking of the vote at the meeting;

•	Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

•	If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM EDT on June 10, 2018.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy from them as described in the answer to a previous question.

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Q:	Where can I find the voting results of the meeting?

A:	We plan to announce the preliminary voting results at the meeting. We will publish the results in a Form 8-K filed with the SEC within four business days after the meeting.

Q:	For how long can I access the proxy materials on the Internet?

A:	The Notice of Annual Meeting, Proxy Statement, 2017 Annual Report to Stockholders, and Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are also available, free of charge, in PDF and HTML format under the —Investor Relations—Financials—Annual Meeting Materials— section of our website at www.eyenoviabio.com and will remain posted on this website at least until the conclusion of the meeting.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Our Board of Directors currently consists of eight members, each of which serve for a one-year term or until a successor has been elected and qualified.

If you are a stockholder of record, unless you mark your proxy card to withhold authority to vote, the proxy holder will vote the proxies received by it for the director nominees named below, each of whom is currently a director and each of whom has consented to be named in this Proxy Statement and to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, your proxy will be voted for any nominee designated by our Board of Directors to fill the vacancy. We do not expect that any of the nominees will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on the election of directors. Therefore, it is important that you vote.

The name of and certain information regarding each director nominee as of April 17, 2018 is set forth below. This information is based on data furnished to us by the directors. There is no family relationship between any director, executive officer or person nominated to become a director or executive officer. The business address for each nominee for matters regarding our Company is 501 Fifth Avenue, Suite 1404, New York, New York 10017.

Name of Director Nominee	Age	Positions with Eyenovia	Director Since

Fredric N. Eshelman, Pharm.D.	69	Director and Chairman	December 2014

Tsontcho Ianchulev, M.D., M.P.H.	44	Chief Executive Officer, Chief Medical Officer and Director	March 2014

Curt H. LaBelle, M.D., M.B.A	47	Director	December 2014

Kenneth B. Lee, Jr.	70	Director	March 2018

Ernest Mario, Ph.D.	79	Director	December 2014

Charles E. Mather IV	57	Director	March 2018

Anthony Y. Sun, M.D.	46	Director	March 2018

Shuhei Yoshida	45	Director	December 2014

Director Nominees

Fredric N. Eshelman – Director and Chairman

Dr. Eshelman has been a member of our Board of Directors since December 2014. He has more than 35 years of strategic development, executive, operational and financial leadership experience in the pharmaceutical and healthcare industries. Dr. Eshelman was the founder of Pharmaceutical Product Development, Inc. (NASDAQ: PPDI, before going private in 2011) and founding chairman of Furiex Pharmaceuticals, Inc. (NASDAQ: FURX, acquired by Actavis plc (NYSE: ACT)) from October 2009 to July 2014. Since April 2017, Dr. Eshelman has been serving as the chief executive officer of Innocrin Pharmaceuticals, Inc. Since September 2015, he has been serving as the executive chairman of The Medicines Company, Inc. (NASDAQ: MDCO). In May 2014, Dr. Eshelman founded Eshelman Ventures, LLC, an investment company focused on healthcare companies. From July 2009 to December 2011, he served as executive chairman of Pharmaceutical Product Development. He also served as chief executive officer of Pharmaceutical Product Development from July 1990 to July 2009 and as vice chairman of its board of directors from July 1993 to July 2009. Dr. Eshelman currently serves on the board of directors of Valeant Pharmaceuticals International, Inc. (NYSE: VRX) and G1 Therapeutics, Inc. (NASDAQ: GTHX). Dr. Eshelman received a B.S. in pharmacy from UNC Chapel Hill and a Pharm.D. from the University of Cincinnati, and he completed an OPM program at Harvard University. Dr. Eshelman also received an honorary Doctor of Science from UNC Chapel Hill.

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We believe that Dr. Eshelman’s experience in drug discovery and development of pharmaceutical products and in strategic planning at a variety of biopharmaceutical companies is of considerable importance and is valuable to our Company and qualifies him to serve as one of our directors.

Tsontcho Ianchulev – Chief Executive Officer, Chief Medical Officer, Director

Dr. Ianchulev has been serving as our Chief Executive Officer and Chief Medical Officer and a member of our Board of Directors since March 2014. From 2009 to 2016, he was the chief medical officer and the head of technology and business development for Transcend Medical, Inc. (acquired by Novartis International AG/Alcon, Inc. (NYSE: NVS)). Prior to that, while at Genentech, Inc. (NASDAQ: DNA, before going private in 2009), Dr. Ianchulev headed the ophthalmology research group and directed the development and the FDA approval of Lucentis. Dr. Ianchulev received his B.S. from the University of Rochester. He received both his M.D. and an M.P.H. from Harvard University and completed his specialty training at the Doheny Eye Institute. Currently, Dr. Ianchulev serves as a professor in the New York Eye and Ear Infirmary of Mount Sinai.

We believe that Dr. Ianchulev’s experience in drug discovery and development of pharmaceutical products and in the operation of biopharmaceutical businesses is valuable to our Company and qualifies him to serve as one of our directors.

Curt H. LaBelle – Director

Dr. LaBelle has been a member of our Board of Directors since December 2014. Since July 2015, he has been the managing partner at the Global Health Investment Advisors, LLC and, prior to that, was a managing director at Tullis Health Investors Inc. from 2008 to 2015. From April 2011 to May 2015, Dr. LaBelle served as a member of the board of directors of Exagen Diagnostics, Inc., a commercial stage autoimmune rheumatic disease diagnostics company, and was chairman from December 2011 to May 2015. Dr. LaBelle served as chairman of the board of SafeOp Surgical, Inc., a medical device and technology company acquired by Alphatec Holdings, Inc. (NASDAQ: ATEC), from 2011 to 2015, and Impulse Monitoring, Inc., a neuromonitoring company, from 2008 to 2011 when the company was acquired by NuVasive, Inc. (NASDAQ: NUVA). From 2006 to 2008, Dr. LaBelle served as a member of the board of directors of Sirion Therapeutics, Inc., a company that developed Durezol for ophthalmic post-operative inflammation (acquired by Alcon, Inc.), Zirgan for ocular herpetic keratitis (acquired by Bausch & Lomb Holdings, Inc.), as well as a development program for a topical vancomycin for serious eye infections (acquired by Perrigo Company plc (NYSE: PRGO)). He was also a member of the board of directors of KAI Pharmaceuticals, Inc., a pharmaceutical company developing drugs for patients with chronic kidney disease, since May 2006 until the company was acquired by Amgen Inc. (NASDAQ: AMGN) in July 2012, and TransMolecular, Inc., a neuroscience biotechnology company developing products to treat central nervous system disorders (acquired by Morphotek, Inc.). He has also served in board or other advisory capacities with Coherex Medical, Inc. (acquired by Johnson and Johnson Medical NV/SV), Endoscopic Technologies, Inc. d/b/a Estech (acquired by AtriCure, Inc. (NASDAQ: ATRC)) and Vidacare Corporation (acquired by Teleflex, Inc. (NYSE: TFX)). Dr. LaBelle holds M.D. and M.B.A. degrees from Columbia University and a B.S. in Economics from Brigham Young University.

We believe that Dr. LaBelle’s extensive experience serving as a venture capitalist and board member to numerous companies in the healthcare industry is valuable to our Company and qualifies him to serve as one of our directors.

Kenneth B. Lee, Jr. – Director

Mr. Lee has been a member of our Board of Directors since March 2018. Since January 2003, he has been a general partner of Hatteras Venture Partners, LLC, a venture capital fund focusing on life science companies since January 2003. Previously he was president of A.M. Pappas & Associates, LLC, following 29 years with Ernst & Young LLP, where he was most recently managing director of the firm’s health sciences corporate finance group. Mr. Lee serves on the boards of Aralez Pharmaceuticals, Inc. (NASDAQ: ARLZ) and BioCryst Pharmaceuticals Inc. (NASDAQ: BCRX). Previously, Mr. Lee has served on the boards of several private companies and public companies, including Abgenix, Inc. (NASDAQ: ABGX, acquired by Amgen, Inc.), CV Therapeutics Inc. (NASDAQ: CVTX, acquired by Gilead Sciences, Inc.), Inspire Pharmaceuticals, Inc. (NASDAQ: ISPH, acquired by Merck &Co., Inc.), Maxygen, Inc. (NASDAQ: MAXY, dissolved), OSI Pharmaceuticals, Inc. (NASDAQ: OSIP, acquired by Astellas Pharma Inc.). Mr. Lee received a B.A. from Lenoir-Rhyne College and an M.B.A. from the University of North Carolina at Chapel Hill.

We believe that Mr. Lee’s experience advising biotechnology companies regarding financial and partnering strategies, his extensive background in finance and his experience serving on the boards of biotech companies is valuable to our Company and qualifies him to serve as one of our directors.

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Ernest Mario – Director

Dr. Mario has been a member of our Board of Directors since December 2014. Since April 2014, Dr. Mario has served as chairman of Soleno Therapeutics, Inc. ((NASDAQ: SLNO) formerly Capnia, Inc.), a specialty pharmaceutical company in Palo Alto, CA. Dr. Mario joined Pappas Ventures as a member of their Scientific Advisory Board in September 2002 and has been a venture partner since December 2011. Between August 2007 and February 2014, Dr. Mario served as the chief executive officer and chairman of Soleno Therapeutics, and between February 2014 and April 2014, Dr. Mario served as executive chairman. From April 2003 to August 2007, he was chairman and chief executive officer of Reliant Pharmaceuticals, Inc., a privately held pharmaceutical company. Dr. Mario is currently a director of Soleno Therapeutics (since February 2013), Kindred Biosciences, Inc. (since February 2013) (NASDAQ: KIN), Chimerix, Inc. (since February 2013) (NASDAQ: CMRX), TONIX Pharmaceuticals Holding Corp. (since October 2011) (NASDAQ: TNXP) and Celgene Corporation (since August 2007) (NASDAQ: CELG). Dr. Mario is also chairman of Chimerix. Dr. Mario previously served as a director of Boston Scientific Corporation (October 2001– May 2016) (NYSE: BSX), VIVUS Inc. (April 2012– July 2013) (NASDAQ: VVVS), XenoPort, Inc. (June 2012– May 2015) (NASDAQ: XNPT, until its acquisition by Arbor Pharmaceuticals, LLC), and Maxygen Inc. (July 2001– August 2013) (NASDAQ: MAXY). Dr. Mario was the deputy chairman and chief executive officer of Glaxo Holdings plc from May 1989 to March 1993 and chairman and chief executive officer of ALZA Corporation from November 1997 to December 2001 and chief executive officer from August 1993 to November 1997. He serves as an advisor to The Ernest Mario School of Pharmacy at Rutgers University. In 2007, Dr. Mario was awarded the Remington Medal by the American Pharmacists’ Association, pharmacy’s highest honor. Dr. Mario received a Ph.D. and an M.S. in physical sciences from the University of Rhode Island and a B.S. in pharmacy from Rutgers University.

We believe that Dr. Mario’s significant executive leadership experience, including his experience leading several pharmaceutical companies and extensive experience in financial and operations management, risk oversight, and quality and business strategy is valuable to our Company and qualifies him to serve as one of our directors.

Charles E. Mather IV – Director

Mr. Mather has been a member of our Board of Directors since March 2018. Since March 2015, Mr. Mather has been Managing Director, Co-Head of Equity Capital Markets at BTIG, LLC. From December 2009 to February 2015 he was the Head of Private and Alternative Capital and Co-Head of Equity Capital Markets at Janney Montgomery Scott, LLC. Between May 2007 and September 2008, Mr. Mather was the head of the Structured Equity Group at Jefferies Group Inc. Prior to that, Mr. Mather held various senior investment banking positions at Cowen and Company, including as Co-Head of the Private Equity Group. Mr. Mather serves on the board of Tonix Pharmaceuticals Holdings Corp. (NASDAQ: TNXP) and Wentz LLC. Mr. Mather also served on the board of the Finance Company of Pennsylvania (OTC: FCPA) until August 2017. Mr. Mather received a B.A. in History from Brown University and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.

We believe Mr. Mather’s extensive experience advising life science companies as an investment banker is valuable to our Company and qualifies him to serve as one of our directors.

Anthony Y. Sun, M.D. – Director

Dr. Sun has been a member of our Board of Directors since March 2018. He is involved with many private biotechnology companies. Dr. Sun was at Aisling Capital, a private equity firm dedicated to life sciences, from September 2002 until May 2015, during which he held multiple positions most recently as partner. Dr. Sun serves on the board of Versartis, Inc. (NASDAQ: VSAR), Immusoft Corporation, and several other private companies. Dr. Sun holds a B.S. in Electrical Engineering from Cornell University, an M.D. from Temple University School of Medicine, an M.B.A. from The Wharton School at the University of Pennsylvania, trained in internal medicine at the Hospital of the University of Pennsylvania and was Board Certified in Internal Medicine.

We believe Dr. Sun’s experience investing in and serving as a director for companies in the life sciences industry is valuable to our Company and qualifies him to serve as one of our directors.

Shuhei Yoshida – Director

Mr. Yoshida has been a member of our Board of Directors since December 2014. Mr. Yoshida has extensive executive and operational experience in the international pharmaceutical industry. Since June 2010, Mr. Yoshida has served in several roles, currently as the Executive Vice President and Chief Operating Officer, at Senju Pharmaceuticals Co., Ltd., a leading, privately owned specialty pharmaceutical research, development, manufacturing and sales company located in Osaka, Japan, with global subsidiaries, branch offices and joint venture relationships throughout the world, including in the United States, Canada, South America, Europe, the Middle East, Asia and Africa. Mr. Yoshida received a Bachelor of Law from Konan University (Kobe, Japan).

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We believe that Mr. Yoshida’s experience in the pharmaceutical industry and experience with strategic planning makes him valuable to our Company and qualifies him to serve as one of our directors.

Required Vote

Provided there is a quorum for the meeting, the director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them shall be elected as directors. Votes withheld will have no legal effect on the election of directors. Under applicable NASDAQ Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors unanimously recommends that stockholders vote FOR all the director nominees listed above.

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PROPOSAL TWO

AMENDMENT TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF EYENOVIA, INC.

TO ENABLE STOCKHOLDERS TO REMOVE DIRECTORS WITH OR WITHOUT CAUSE

Our Board of Directors has unanimously determined that it is advisable to amend its Third Amended and Restated Certificate of Incorporation (the “Charter”) to delete Section 5.4 of Article V thereof that provides that directors are removable only for cause, thereby subjecting directors to removal with or without cause as provided by the Delaware General Corporate Law (the “DGCL”). Other than this Proposal Two and Proposal Three that follows, our Board has not approved any other changes to the Charter.

The proposed Charter amendment is intended to ensure that stockholders of our Company can remove our directors with or without cause in accordance with the DGCL. If the stockholders approve the Charter amendment in this Proposal Two, we will file a Certificate of Amendment to our Charter with the Delaware Secretary of State, in substantially the form attached to this Proxy Statement as Appendix A, but only including the text set forth in Section 5 thereof if Proposal Three that follows is approved by our stockholders. The Company anticipates filing the Certificate of Amendment promptly following the Annual Meeting of Stockholders.

Description of Charter Amendment

Under Section 141(k) of the DGCL, stockholders may only be limited to removing directors for cause when a company has a classified board of directors or cumulative voting and its certificate of incorporation does not provide otherwise. In a December 2015 decision, the Delaware Court of Chancery held in part that if a company has neither a staggered board nor cumulative voting, provisions of the company’s certificate of incorporation providing that directors may be removed only “for cause” are contrary to Section 141(k) of the DGCL and are therefore invalid and unenforceable. Since our Board of Directors is not classified and our Charter does not provide for cumulative voting, our Board is proposing to remove Section 5.4 of Article V of the Charter to conform with the DGCL. We have never attempted to enforce the existing director removal provisions of our Charter and will not attempt to enforce them to the extent doing so would be inconsistent with applicable law.

Required Vote

Provided there is a quorum for the meeting, approval of the amendment to our Charter requires the affirmative vote of a majority of the shares outstanding which are entitled to vote on the proposal as of the record date. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Our Board of Directors unanimously recommends that the stockholders vote FOR the Charter amendment described above.

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PROPOSAL THREE

AMENDMENT TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF EYENOVIA, INC.

TO ELIMINATE THE STOCKHOLDERS’ RIGHT TO ACT BY WRITTEN CONSENT

Our Board of Directors has unanimously determined that it is advisable to amend its Charter to replace Section 7.3 of Article VII thereof with a new Section 7.3 providing that all Company stockholder actions required under the DGCL to be taken at an annual or special meeting of stockholders be taken at such meeting and not by written consent as is currently permitted under the Charter. Other than this Proposal Three and Proposal Two above, our Board has not approved any other changes to the Charter.

The proposed Charter amendment is intended to ensure that all stockholders of our Company have notice of and a chance to participate in corporate actions that, under the DGCL, require stockholder approval. If the stockholders approve the Charter amendment in this Proposal Three, we will file a Certificate of Amendment to our Charter with the Delaware Secretary of State, in substantially the form attached to this Proxy Statement as Appendix A, but only including the text set forth in Section 4 thereof if Proposal Two above is approved by our stockholders. The Company anticipates filing the Certificate of Amendment promptly following the Annual Meeting of Stockholders.

Description of Charter Amendment

Under the DGCL, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without prior notice and without a stockholder vote at a stockholders meeting if a consent in writing setting forth the action so taken is signed by the holders of stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon are present and vote. The DGCL authorizes a corporation to include in its certificate of incorporation a provision to eliminate the right of the stockholders to consent to corporate action by written consent. Our Charter currently provides that stockholders may act by written consent. Therefore, unless the proposed Charter amendment is approved, stockholders holding a majority of our Company’s stock could take significant corporate action without giving all other stockholders notice or the opportunity to vote.

Our Board of Directors believes that each decision of the stockholders should be made by all stockholders and only after thoughtful consideration of complete information. Information is provided to stockholders through a proxy statement, and the period between delivery of the proxy statement and the stockholder meeting provides time for consideration of stockholder proposals. Our Board believes that all stockholders, not just stockholders executing a written consent, should have the opportunity to participate in the decision-making process. This allows minority stockholders to take whatever action they deem appropriate to protect their interests, including seeking to persuade majority stockholders to follow a different course, or selling their shares.

The proposed Charter amendment will have the effect of preventing Company stockholders from taking action at any time other than an annual meeting or a special meeting to replace directors or take any other action authorized to be taken by stockholders under the DGCL. This Charter amendment may make more difficult, or delay, actions by a person or a group seeking to acquire a substantial percentage of our Company's common stock, to replace directors on our Board of Directors or to take other action to influence or control our Company's management or policies, even though the holders of a majority of the outstanding shares of our Company's common stock might desire those actions.

Other provisions of the DGCL and our Charter might have additional anti-takeover consequences. For example, our Company is subject to Section 203 of the DGCL. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the date the person became an interested stockholder, unless: (a) the board of directors approves the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder attained that status; (b) when the stockholder became an interested stockholder, he or she owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and certain shares owned by employee benefits plans; or (c) on or subsequent to the date the business combination is approved by the board of directors, the business combination is authorized by the affirmative vote of at least 66 2/3% of the voting stock of the corporation at an annual or special meeting of stockholders. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. The existence of this provision would be expected to have an anti-takeover effect with respect to transactions not approved in advance by the board of directors, including discouraging attempts that might result in a premium over the market price for shares of a company’s common stock. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns, or is an affiliate or associate of the company and within three years prior to the determination of interested stockholder status did own, 15% or more of a corporation’s voting stock.

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In addition, our Board of Directors is authorized, subject to certain limitations prescribed by law, without further stockholder approval, to issue shares of preferred stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitation or restrictions of shares of each such series thereof, including the dividend rights, dividend rates, conversion rights, voting rights and terms of redemption of shares constituting any series or designations of such series. The rights of the holders of common stock will be subject to and may be adversely affected by, the rights of holders of preferred stock that may be issued in the future. Issuance of preferred stock could have the effect of making it more difficult for a third party to acquire or of discouraging a third party from acquiring a majority of the outstanding voting stock of our Company.

Our Board of Directors has no knowledge of any current unsolicited effort by any party to accumulate common stock of our Company with a view to gaining control, to replace directors on our Board or to take other action to influence or control our Company's management or policies, and the Charter amendment is not being proposed in response to any such action.

Required Vote

Provided there is a quorum for the meeting, approval of the amendment to our Charter requires the affirmative vote of a majority of the shares outstanding which are entitled to vote on the proposal as of the record date. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Our Board of Directors unanimously recommends that the stockholders vote FOR the Charter amendment described above.

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PROPOSAL FOUR

APPROVAL OF THE

EYENOVIA, INC.

2018 OMNIBUS STOCK INCENTIVE PLAN

On March 6, 2018, our Board of Directors adopted the Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan, or the 2018 Plan, subject to stockholder approval. Pursuant to the 2018 Plan, we may grant up to 750,000 shares (subject to adjustment as described below) of our common stock as long-term equity incentives in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, or other stock awards, or collectively, stock rights, to employees, consultants, and directors of our Company, or collectively, participants. We believe that the effective use of long-term equity incentives is essential to attract, motivate, and retain employees of our Company, to further align participants’ interests with those of our stockholders, and to provide participants incentive compensation opportunities that are competitive with those offered by other companies in the same industry and locations as ours.

In this Proposal Four, we are asking our stockholders to approve the 2018 Plan. The full text of the 2018 Plan is attached as Appendix B to this Proxy Statement.

As of April 17, 2018, approximately ● employees and seven non-executive directors were eligible to participate in the Plan. The closing price of our Company’s common stock on the NASDAQ Capital Market on April 17, 2018 was $●.

Required Vote

Provided there is a quorum for the meeting, approval of the 2018 Plan requires the affirmative vote of a majority of the shares represented at the meeting which are entitled to vote on the proposal. Abstentions will have the same effect as a vote against this proposal. Under applicable NASDAQ Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors unanimously recommends that stockholders vote FOR the 2018 Plan.

Summary of the 2018 Plan

Following is a summary of the principal features of the 2018 Plan. The summary is qualified by the full text of the 2018 Plan, attached to this Proxy Statement as Appendix B.

Key Provisions

Following are the key provisions of the 2018 Plan:

Provision of Plan	Description
Eligible Participants:	Employees, directors, and consultants of our Company, any related entity, and any successor entity that adopts the 2018 Plan. Approximately ● employees, directors, and consultants of our Company are eligible to receive awards under the 2018 Plan as of April 17, 2018.

Share Reserve:	• Total of 750,000 shares of our Company’s common stock.
• The reserved shares will be reduced (i) by one share for each share granted pursuant to stock rights awarded under the 2018 Plan, and (ii) to the extent cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation right, our Company will be deemed to have issued the number of shares of common stock which it was entitled to issue upon such exercise.

Award Types:	• Incentive and nonstatutory stock options
• Stock appreciation rights (“SARs”)
• Restricted stock awards
• Restricted stock unit awards
• Dividend equivalent rights

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Vesting:	Determined by our Board of Directors or a committee designated by our Board.

Repricings:	Repricing of outstanding stock awards is not permitted without the approval of our Company’s stockholders, except for certain proportionate capitalization adjustments as set forth in the 2018 Plan.

Plan Termination Date:	June 11, 2028.

Administration

The 2018 Plan is administered by our Board of Directors or a committee designated by our Board. With respect to grants of awards to our officers or directors, the 2018 Plan is administered by our Board or a designated committee in a manner that permits such grants and related transactions to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The plan administrator has the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2018 Plan.

Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 750,000 shares of our common stock may be issued under the 2018 Plan. Any shares covered by an award that is forfeited, canceled, or expires shall be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2018 Plan. Shares that actually have been issued under the 2018 Plan pursuant to an award shall not be returned to the 2018 Plan and shall not become available for future issuance under the 2018 Plan, other than unvested shares that are forfeited or repurchased by our Company. In the event any option or other award granted under the 2018 Plan is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2018 Plan. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of an SAR, then we shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of shares of common stock which we were entitled to issue upon such exercise. Shares of common stock we reacquire on the open market or otherwise using cash proceeds from the exercise of options shall not be available for awards under the 2018 Plan.

Eligibility and Types of Awards

The 2018 Plan permits us to grant stock awards, including stock options, SARs, restricted stock, restricted stock units and dividend equivalent rights to our employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or a nonstatutory stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2018 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2018 Plan will become exercisable at the rate specified by the plan administrator.

The plan administrator determines the term of the stock options granted under the 2018 Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options shall terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond the expiration of its term.

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Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash or check, (b) a broker-assisted cashless exercise, (c) the tender of common stock previously owned by the optionholder, (d) a net exercise of the option, (e) past or future services rendered, and (f) any combination of the foregoing methods of payment.

Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.

Incentive stock options may be granted only to our employees (or to employees of our parent company and subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options will not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock (or any of our affiliates) may not be an incentive stock option unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights

SARs may be granted under the 2018 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator determines both the number of shares of common stock related to each SAR and the exercise price for an SAR, within the terms and conditions of the 2018 Plan, provided that the exercise price of an SAR cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of an SAR granted concurrently with a stock option, the number of shares of common stock to which the SAR relates will be reduced in the same proportion that the holder of the stock option exercises the related option.

The plan administrator determines whether to deliver cash in lieu of shares of common stock upon the exercise of an SAR. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of an SAR is determined by dividing (a) the number of shares of common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (b) the fair market value of a share of common stock on the exercise date.

If the plan administrator elects to pay the holder of the SAR cash in lieu of shares of common stock, the holder of the SAR will receive cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.

The exercise of an SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2018 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a nonstatutory stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.

Restricted Stock Units

A restricted stock unit is a right to receive stock, cash equal to the value of a share of stock or other securities or a combination of the three at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the restricted stock unit award, including the size of the restricted stock unit award, the consideration (if any) to be paid by the recipient, the vesting schedule and criteria and the form (stock or cash) in which the award will be settled. If a participant’s service terminates before the restricted stock is fully vested, the unvested portion of the restricted stock unit award generally will be forfeited to us.

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Dividend Equivalent Rights

Dividend equivalent rights entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares of common stock.

Performance-Based Compensation

The 2018 Plan establishes procedures for our Company to grant performance-based awards, meaning awards structured so that they will vest only upon the achievement of performance criteria established by the plan administrator for a specified performance period. The plan administrator will establish the performance goals before the 90th day of the applicable performance period (or, if the performance period is less than a year, no later than the number of days which is equal to 25% of the performance period).

The business measures that may be used to establish the performance criteria may include one of, or combination of, the following:

A.  Net earnings or net income (before or after taxes);

B.  Earnings per share;

C.  Net sales growth;

D.  Net operating profit;

E.  Return measures (including, but not limited to, return on assets, capital, equity, or sales);

F.  Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

G.  Cash flow per share;

H.  Earnings before or after taxes, interest, depreciation, and/or amortization;

I.  Gross or operating margins;

J.  Productivity ratios;

K.  Share price (including, but not limited to, growth measures and total shareholder return);

L.  Expense targets or ratios;

M.  Charge-off levels;

N.  Improvement in or attainment of revenue levels;

O.  Deposit growth;

P.  Margins;

Q.  Operating efficiency;

R.  Operating expenses;

S.  Economic value added;

T.  Improvement in or attainment of expense levels;

U.  Improvement in or attainment of working capital levels;

V.  Debt reduction;

W.  Capital targets; and

X.  Consummation of acquisitions, dispositions, projects or other specific events or transactions.

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Corporate Transactions

Effective upon the consummation of a corporate transaction, all outstanding awards under the 2018 Plan will terminate unless they are assumed in connection with the corporate transaction.

The plan administrator has the authority, exercisable either in advance of any actual or anticipated corporate transaction or at the time of an actual corporate transaction, and exercisable at the time of the grant of an award under the 2018 Plan or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2018 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a corporate transaction on such terms and conditions as the plan administrator may specify. The plan administrator may also condition any such award’s vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the holder of the award within a specified period following the effective date of the corporate transaction. The plan administrator may provide that any awards so vested or released from such limitations in connection with a corporate transaction shall remain fully exercisable until the expiration or sooner termination of the award.

Amendment and Termination

Our Board of Directors generally may amend, suspend, or terminate the 2018 Plan, but it may not amend, suspend, or terminate the 2018 Plan without stockholder approval for certain actions, such as an increase in the number of shares reserved under the 2018 Plan, modifications to the terms and conditions of awards, modifications to exercise prices at which shares may be offered pursuant to options, extension of the 2018 Plan’s expiration date and certain modifications to awards, such as reducing the exercise price per share, canceling and regranting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.

Tax Withholding

Our Board of Directors may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (c) delivering to our Company already-owned shares of common stock, (d) selling shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (e) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (f) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2018 Plan.

Summary of Federal Income Tax Consequences of the 2018 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2018 Plan and does not attempt to describe all possible federal, state or local, foreign, or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2018 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally our Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

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The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (a) sales of the shares in a disqualifying disposition, (b) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (c) tax credits that may be available to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon the grant of such an option so long as (a) the exercise price is no less than the fair market value of the stock on the date of grant and (b) our option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss, which will be short-term or long-term gain or loss, depending on the holding period of the stock.

Stock Appreciation Rights

A participant recognizes no taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (a) the date the shares become transferable, (b) the date the shares are no longer subject to a substantial risk of forfeiture, or (c) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Our Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.

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Restricted Stock Units

No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Our Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Dividend Equivalent Rights

A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. Our Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Other Awards

Our Company generally will be entitled to an income tax deduction in connection with an award under the 2018 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests or becomes nonforfeitable, unless the award provides for a further deferral.

Section 409A

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that adverse tax consequences will apply unless distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred.

Certain awards under the 2018 Plan may be subject to the requirements of Section 409A in form and in operation, but designed to meet the conditions under Section 409A for avoiding its adverse tax consequences. For example, restricted stock units that provide for a settlement date following the vesting date may be subject to Section 409A. If an award under the 2018 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

* * *

The foregoing is only a summary, based on the current Code and the Treasury Regulations promulgated by the U.S. Department of the Treasury thereunder, of the U.S. federal income tax consequences to the participant and our Company with respect to the grant and exercise of options and other awards under the 2018 Plan. The summary does not purport to be complete and does not address all income tax laws that may be relevant to any particular participant. It does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

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Equity Incentive Plans

The following table sets forth the indicated information as of December 31, 2017 with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
2014 Equity Incentive Plan, as amended	1,684,416	$1.68	48,917
Total	1,684,416	$1.68	48,917

As of December 31, 2017, our equity compensation plans consisted of the Eyenovia, Inc. 2014 Equity Incentive Plan, as amended, which was approved by our stockholders. We do not have any equity compensation plans or arrangements that have not been approved by our stockholders.

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PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Board of Directors, including its Audit Committee, has selected and appointed Marcum LLP as our Company’s independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2018, and recommends that stockholders vote for the ratification of such appointment. Marcum LLP has audited our financial statements annually since 2017. Marcum LLP has advised us that it does not have, and has not had, any direct or indirect financial interest in the Company that impairs its independence under SEC rules. Notwithstanding the selection, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in our Company’s best interests and the best interests of our stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider, but might not change, its selection.

Representatives of Marcum LLP are expected to be present at the 2018 Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Required Vote

Provided there is a quorum for the meeting, ratification of the appointment of Marcum LLP as our Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares represented at the meeting which are entitled to vote on the proposal. Abstentions will have the same effect as a vote against this proposal. Since the ratification of the appointment of Marcum LLP is considered a “routine” matter on which brokers may vote without specific instructions from the customer, no broker non-votes are expected in connection with this proposal.

Our Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Marcum LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

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CORPORATE GOVERNANCE MATTERS

Information about our Board

Our Board of Directors currently comprises eight members consisting of Drs. Eshelman, Ianchulev, LaBelle, Mario and Sun and Messrs. Lee, Mather and Yoshida. Each director will be elected for a term of one year and will serve until a successor is duly elected and qualified or until his earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office or the stockholders (as provided in our bylaws).

As Chairman, Dr. Eshelman, with more than 35 years of strategic development, executive, operational and financial leadership experience in the pharmaceutical and healthcare industries, has authority to, among other things, call and preside over meetings of our Board of Directors, set meeting agendas, and determine materials to be distributed to our Board. Accordingly, Dr. Eshelman has substantial ability to shape the work of our Board. We believe Dr. Eshelman possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing our Company and our business, and is well positioned to develop agendas that ensure our Board’s time and attention are focused on critical matters.

We have separated the position of Chairman and that of Chief Executive Officer, the latter is currently Dr. Ianchulev. While our Board of Directors believes the separation of these positions has served our Company well, and intends to maintain this separation where appropriate and practicable, our Board does not believe that it is appropriate to prohibit one person from serving as both Chairman and Chief Executive Officer. We believe our leadership structure is appropriate given the size of our Company in terms of the number of employees and the historical experience and understanding of our Company and industry of each of Drs. Eshelman and Ianchulev.

Director Independence

Of our current directors, our Board of Directors has determined that Drs. Eshelman, Mario and Sun and Messrs. Lee and Mather are “independent” under the NASDAQ Stock Market listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of our Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Family Relationships

There is no family relationship between any director, executive officer or person nominated to become a director or executive officer of our Company.

Selection of Nominees for our Board of Directors

We do not have a standing nominating committee. In accordance with Rule 5605(e)(1)(A) of the NASDAQ Stock Market listing rules, a majority of the independent directors, Drs. Eshelman, Mario and Sun and Messrs. Lee and Mather, may recommend a director nominee for selection by our Board of Directors. Our non-independent directors, Drs. Ianchulev and LaBelle and Mr. Yoshida, do not participate in the recommendation of director nominees. Our Board of Directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board of Directors considers educational background, diversity, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Our bylaws permit any stockholder of record to nominate directors. Stockholders wishing to nominate a director must deliver written notice of the nomination either by personal delivery or by U.S. certified mail, postage prepaid, to the Corporate Secretary (i) with respect to an election to be held at an annual meeting of stockholders, not more than 90 and not less than 60 days before the meeting at which directors are to be elected, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the tenth (10th) business day following the date on which notice of such meeting is first given to stockholders.

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Any such notice must set forth the following: (A) the name and address, as they appear on our Company’s books, of (i) the stockholder who intends to make the nomination and the name and residence address of the person or persons to be nominated, and (ii) any Stockholder Associated Person (as defined below); (B) (i) any material interest in the director nomination of such stockholder or any Stockholder Associated Person, individually or in the aggregate, (ii) as to the stockholder or any Stockholder Associated Person, their holdings of our stock and whether the stockholder has entered into transactions to manage risk with respect to such stock, (iii) as to the stockholder and any Stockholder Associated Person, the name and address of such stockholder and Stockholder Associated Person, as they appear on our Company’s stock ledger, and current name and address, if different, and (iv) to the extent known by the stockholder, the name and address of any other stockholder supporting the nominee for election as a director; (C) a representation that the stockholder is a holder of record of stock of our Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (D) a description of all arrangements or understandings between the stockholder and any Stockholder Associated Person and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (E) such other information regarding each nominee proposed by such stockholder as would be required to be disclosed in solicitations of proxies for election of directors, or as would otherwise be required, in each case pursuant to Regulation 14A under Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by our Board of Directors; and (F) the written consent of each nominee to be named in a proxy statement and to serve as director of our Company if so elected. Our bylaws define “Stockholder Associated Person” as (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of our shares of stock owned of record or beneficially by such stockholder and (C) any person controlling, controlled by or under common control with such Stockholder Associated Person.

The independent members of our Board of Directors will evaluate a nominee recommended by a stockholder in the same manner in which the committee evaluates nominees recommended by other persons as well as its own nominee recommendations.

Information Regarding Meetings of our Board and its Committees

During 2017, our Board of Directors held three meetings. Our Board’s two permanent committees, the Audit Committee and Compensation Committee, did not hold any meetings in 2017.

All of our directors then serving on our Board of Directors attended at least 75% of the aggregate of all meetings of our Board and the committees on which he served during 2017, except for Mr. Yoshida. We do not have a formal written policy with respect to directors’ attendance at our annual meetings of stockholders. We did not hold an annual meeting of stockholders in 2017.

Board Committees

Committees of our Board of Directors

Our Board of Directors has adopted written charters for each of its permanent committees, all of which are available under —Investor Relations—Governance—Document & Charters— section of our website at www.eyenoviabio.com. The following table provides membership information of our directors in each committee of our Board as of April 17, 2018.

	Audit Committee	Compensation Committee
Fredric N. Eshelman
Kenneth B. Lee, Jr.
Charles E. Mather IV
Anthony Y. Sun, M.D.
Shuhei Yoshida

= Committee Chair

= Member

Audit Committee

Our Board of Directors has an Audit Committee, composed of Messrs. Lee (Chair) and Mather, and Dr. Eshelman, each of whom satisfy the independence requirements of Rules 5605(a)(2) and 5605(c)(2) of the NASDAQ Stock Market listing rules and Section 10A(m)(13) of the Exchange Act. Our Board has determined that Mr. Lee is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee did not hold any meetings in 2017.

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The Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. The Audit Committee’s duties, which are specified in its charter, include, but are not limited to:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to our Board of Directors whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all related-party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing the independent auditor;

•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•	reviewing reports to management prepared by the internal audit function, as well as management’s response; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee has a charter, which will be reviewed annually.

Compensation Committee

Our Board of Directors has a Compensation Committee, composed of Dr. Sun (Chair) and Mr. Mather, both of whom satisfy the independence requirements of Rules 5605(a)(2) and 5605(d)(2) of the NASDAQ Stock Market listing rules, as well as Mr. Yoshida who is not considered independent due to our relationship with Senju Pharmaceuticals Co., Ltd. (a company in which Mr. Yoshida is an executive), see “Certain Relationships and Related Party Transactions”. We are relying on the phase-in rules of the SEC and NASDAQ Stock Market with respect to the independence of the Compensation Committee. These rules require us to have a compensation committee that has at least one independent member by the NASDAQ Stock Market listing date, a majority independent members within 90 days after the listing date, and all independent members within one year thereafter. In order to satisfy the NASDAQ corporate governance requirements, we plan to replace Mr. Yoshida on the Compensation Committee with at least one new independent director by January 24, 2019. The Compensation Committee does not expect reliance on this exemption to adversely affect its ability to act independently and satisfy its other requirements. Dr. Sun serves as Chairman of the Compensation Committee. The Compensation Committee did not hold any meetings in 2017.

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The Compensation Committee’s duties, which are specified in its charter, include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	evaluating annually the appropriate level of compensation for board and committee service by non-employee directors;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee may consider recommendations by our Chief Executive Officer regarding our Company’s compensation and employee benefit plans and practices with respect to executive officers, other than the Chief Executive Officer, and our Company’s director compensation arrangements. Pursuant to its written charter, the Compensation Committee has the authority to engage the services of outside advisors as it deems appropriate to conduct investigations into or studies of matters within the committee’s scope of responsibilities. Additionally, the Compensation Committee has the authority to form subcommittees and may delegate to such subcommittees such power and authority as the committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members.

The Compensation Committee has a charter, which will be reviewed annually.

Risk Oversight

While our Company’s senior management has responsibility for the management of risk, our Board of Directors plays an important role in overseeing this function. Our Board reviews our market and business risks during its meetings and, since its formation, each of its committees began overseeing risks associated with its respective area of responsibility. In particular, the Audit Committee oversees risk related to our accounting, tax, financial and public disclosure processes. It also assesses risks associated with our financial assets. The Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. Our full Board seeks to minimize risks related to our governance structure by implementing sound corporate governance principles and practices. Each of the Board’s committees reports to the full Board as appropriate on its efforts at risk oversight and on any matter that rises to the level of a material or enterprise level of risk.

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Code of Conduct

We have adopted a written code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions, and agents and representatives. The full text of our code of business conduct and ethics is available under the —Investor Relations—Governance—Document & Charters— section of our website at http://www.eyenoviabio.com. Our Board of Directors is responsible for overseeing our code of business conduct and ethics and any waivers applicable to any director, executive officer or employee. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and agents and representatives, on our website identified above.

Communications with our Board of Directors

Stockholders who wish to communicate with members of our Board of Directors, including the independent directors individually or as a group, may send correspondence to them in care of our Corporate Secretary at our principal executive office at 501 Fifth Avenue, Suite 1404, New York, New York 10017. Such communication will be forwarded to the intended recipient(s). We currently do not intend to have our Corporate Secretary screen this correspondence, but we may change this policy if directed by our Board due to the nature or volume of the correspondence.

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DIRECTOR COMPENSATION

The following table sets forth certain information concerning the compensation of our then serving non-executive directors for the fiscal year ended December 31, 2017:

Name	Fees earned or paid in cash $	Stock awards $	Option awards $(1)		Non-equity incentive plan compensation $	Nonqualified deferred compensation earnings $	All other compensation $		Total $
Fredric N. Eshelman	—	—	$56,700	(2)	—	—	—		$56,700
Curt H. LaBelle	—	—	$250,800	(3)	—	—	$195,502	(6)	$446,302
Ernest Mario.	—	—	$56,700	(4)	—	—	—		$56,700
Shuhei Yoshida	—	—	$56,700	(5)	—	—	—		$56,700

(1)	The amounts reported in the “Option awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017 for the assumptions underlying the valuation of equity awards.

(2)	During 2017, we granted to Dr. Eshelman an option to purchase 33,334 shares of our common stock at an exercise price of $1.95 per share, exercisable as to 2,778 shares on August 7, 2017 and in equal 2,778 share amounts on each of the 11 one-month anniversaries thereafter. As of December 31, 2017, Dr. Eshelman held options for the purchase of an aggregate of 73,334 shares of our common stock.

(3)	During 2017, we granted to Dr. LaBelle an option to purchase 133,334 shares of our common stock at an exercise price of $1.95 per share, exercisable as to 3,704 shares on August 7, 2017 and in equal 3,704 share amounts on each of the 35 one-month anniversaries thereafter. As of December 31, 2017, Dr. LaBelle held options for the purchase of an aggregate of 313,334 shares of common stock, which includes 140,000 shares related to a fully-vested option to purchase 280,000 shares of our common stock issued to Private Medical Equity, Inc. (“PME”). Drs. Ianchulev and LaBelle are partners in PME. As a result, the option is allocated equally to each of Drs. Ianchulev and LaBelle.

(4)	During 2017, we granted to Dr. Mario an option to purchase 33,334 shares of our common stock at an exercise price of $1.95 per share, exercisable as to 2,778 shares on August 7, 2017 and in equal 2,778 share amounts on each of the 11 one-month anniversaries thereafter. As of December 31, 2017, Dr. Mario held options for the purchase of an aggregate of 73,334 shares of our common stock.

(5)	During 2017, we granted to Mr. Yoshida an option to purchase 33,334 shares of our common stock at an exercise price of $1.95 per share, exercisable as to 2,778 shares on August 7, 2017 and in equal 2,778 share amounts on each of the 11 one-month anniversaries thereafter. As of December 31, 2017, Mr. Yoshida held options for the purchase of an aggregate of 33,334 shares of our common stock.

(6)	Includes $109,667 of compensation attributable to Dr. LaBelle pursuant to our consulting agreement with PME and $85,835 in fees related to our consulting agreement with Cura Partners. See “Certain Relationships and Related Party Transactions”.

None of our directors received any compensation for the fiscal year ended December 31, 2017 other than an option grant for 33,334 shares of our common stock as reflected above, with the exception of Dr. LaBelle who received an option grant for 133,334 shares of our common stock due to his additional service on our Board of Directors last year. In 2017, we also compensated Dr. LaBelle through his relationship to PME and Cura Partners and continued paying $3,000 per month to a company controlled by Dr. LaBelle for office space in New York, New York for our principal office. See “Certain Relationships and Related Party Transactions”.

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AUDIT COMMITTEE REPORT

The Audit Committee has (1) reviewed and discussed with management the audited financial statements for the year ended December 31, 2017, (2) discussed with Marcum LLP, or Marcum, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), (3) received the written disclosures and the letter from Marcum concerning applicable requirements of the PCAOB regarding Marcum’s communications with the Audit Committee concerning independence, and (4) discussed with Marcum its independence. Based upon these discussions and reviews, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which is filed with the SEC.

The Audit Committee is currently composed of the following three directors: Messrs. Lee (Chair) and Mather and Dr. Eshelman. All are independent directors as defined in Rules 5605(a)(2) and 5605(c)(2) of the NASDAQ Stock Market listing rules and Section 10A(m)(3) of the Exchange Act. The Board of Directors has determined that Mr. Lee is an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available under Document & Charters in the —Investor Relations-Governance— section of our website at www.eyenoviabio.com.

Marcum has served as our independent registered public accounting firm since 2017 and audited our financial statements for the years ended December 31, 2016 through December 31, 2017.

Summary of Fees

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, each year, at the time it engages an independent registered public accounting firm, the Audit Committee pre-approves the engagement terms and fees and may also pre-approve detailed types of audit-related and permitted non-audit services, subject to certain dollar limits, to be performed during the year. All other permitted non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis.

The following table summarizes the aggregate fees billed for professional services rendered to us by Marcum in 2017 and 2016. A description of these various fees and services follows the table.

	2017	2016
Audit Fees	$156,583	$59,053
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--

Audit Fees

The aggregate fees billed to us by Marcum in connection with the annual audit of our financial statements, for the review of our financial statements included in our public company filings, if any, and for other services normally provided in connection with statutory and regulatory filings, if any, were $156,583 and $59,053 for the years ended December 31, 2017 and 2016, respectively. The increase in audit fees in 2017 relates primarily to additional services performed by Marcum related to our initial public offering, which was completed in January 2018, and additional filings required by publicly traded companies.

Audit-Related Fees

No aggregate audit-related fees were billed to us by Marcum for the years ended December 31, 2017 or 2016.

Tax Fees

No tax fees were billed to us by Marcum for the years ended December 31, 2017 or 2016.

All Other Fees

No other fees were billed to us by Marcum for the years ended December 31, 2017 or 2016.

THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

Kenneth B. Lee, Jr. (Chair)

Fredric N. Eshelman

Charles E. Mather IV

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 17, 2018 unless otherwise noted below for the following:

•	each person or entity known to own beneficially more than 5% of our outstanding common stock as of the date indicated in the corresponding footnote;

•	the named executive officers set forth in the Summary Compensation Table;

•	each director; and

•	all current directors and executive officers as a group.

Applicable percentage ownership is based on ● shares of our common stock outstanding as of April 17, 2018, unless otherwise noted below, together with applicable options for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after April 17, 2018 is deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is c/o Eyenovia, Inc., 501 Fifth Avenue, Suite 1404, New York, New York 10017.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Directors and Named Executive Officers
Tsontcho Ianchulev(1)	1,381,289	●	%
Jennifer “Ginger” Clasby(2)	24,508	●	%
Luke Clauson(3)	30,636	●	%
John Gandolfo	—	—
Curt H. LaBelle(4)	1,290,744	●	%
Fredric N. Eshelman(5)	1,663,071	●	%
Kenneth B. Lee, Jr.,	—	—
Ernest Mario(6)	213,295	●	%
Charles E. Mather IV	—	—
Anthony Y. Sun	—	—
Shuhei Yoshida(7)(8)	1,749,124	●	%
All directors and executive officers as a group (11 persons)(9)	5,152,668	●	%
5% Stockholders:
Senju Pharmaceuticals Co., Ltd.(8)	1,718,566	●	%
Private Medical Equity, Inc.(10)	746,667	●	%
PME Investor Services Eyenovia, LLC(11)	453,334	●	%

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(1)	Includes (i) 18,749 shares of common stock and 162,540 shares underlying options held by Dr. Ianchulev directly that are exercisable within 60 days of April 17, 2018, (ii) 466,667 shares of common stock and 280,000 shares of common stock underlying options held by PME that are exercisable within 60 days of April 17, 2018 and (iii) 453,334 shares of common stock held by PME Investor Services Eyenovia, LLC. Dr. Ianchulev is one of the two principal shareholders of PME and a manager of PME Investor Services Eyenovia, LLC and therefore, may be deemed to have beneficial ownership of the shares of common stock held by PME and PME Investor Services Eyenovia, LLC.

(2)	Includes 24,508 shares of common stock underlying options that are exercisable within 60 days of April 17, 2018.

(3)	Includes 30,636 shares of common stock underlying options that are exercisable within 60 days of April 17, 2018.

(4)	Includes (i) 10,000 shares of common stock and 80,744 shares of common stock underlying options held by Dr. LaBelle directly that are exercisable within 60 days of April 17, 2018, (ii) 466,667 shares of common stock and 280,000 shares of common stock underlying options held by PME that are exercisable within 60 days of April 17, 2018 and (iii) 453,334 shares of common stock held by PME Investor Services Eyenovia, LLC. Dr. LaBelle is one of the two principal shareholders of PME and a manager of PME Investor Services Eyenovia, LLC and therefore, may be deemed to have beneficial ownership of the shares of common stock held by PME and PME Investor Services Eyenovia, LLC.

(5)	Includes (i) 1,273,428 shares of common stock, and 70,558 shares underlying options held by Dr. Eshelman directly that are exercisable within 60 days of April 17, 2018 and (ii) 319,085 shares of common stock held by Eshelman Ventures LLC. Dr. Eshelman is the manager of Eshelman Ventures LLC and therefore, may be deemed to have beneficial ownership of the shares of common stock held by Eshelman Ventures LLC.

(6)	Includes (i) 142,737 shares of common stock and (ii) 70,558 shares underlying options that are exercisable within 60 days of April 17, 2018.

(7)	Includes 30,558 shares of common stock underlying options that are exercisable within 60 days of April 17, 2018.

(8)	Includes 1,718,566 shares of common stock. Senju is owned by the family of Mr. Yoshida and Mr. Yoshida is the Executive Vice President and Chief Operating Officer at Senju. The address of Senju is 2-5-8, Hirano-machi, Chuo-ku, Osaka, Japan.

(9)	Includes 4,402,566 shares of common stock and 750,102 shares of common stock underlying options that are exercisable within 60 days of April 17, 2018.

(10)	Includes 466,667 shares of common stock and 280,000 shares of common stock underlying options that are exercisable within 60 days of April 17, 2018. PME is owned by Drs. Ianchulev and LaBelle.

(11)	Includes 453,334 shares of common stock. PME Investor Services Eyenovia, LLC is managed by Drs. Ianchulev and LaBelle.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our common stock or other equity securities to file with the SEC certain reports of ownership and reports of changes in ownership of our securities. Executive officers, directors, and stockholders who hold more than 10% of our outstanding registered common stock are required by the SEC to furnish us with copies of all required forms filed under Section 16(a). During the year ended December 31, 2017, we did not have a registered class of common stock and, accordingly, our executive officers, directors, and persons who beneficially own more than 10% of our common stock were not subject to Section 16(a) as it relates to our common stock.

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EXECUTIVE COMPENSATION

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended. The following discussion relates to the compensation of Dr. Ianchulev (our Chief Executive Officer and Chief Medical Officer), Jennifer “Ginger” Clasby (our Vice President, Clinical Operations), and Luke Clauson (our Vice President, Research and Development), each a “named executive officer” for 2017.

Key Elements of Our Compensation Program for 2017

In 2017, we compensated our named executive officers through a combination of base salary and long-term equity incentives in the form of options. Our executive officers are also eligible for our standard benefits programs, which include group health insurance and vacation programs.

We do not use specific formulas or weightings in determining the allocation of the various compensation elements. Instead, the compensation for our named executive officers has been designed to provide a combination of fixed and at-risk compensation that is tied to the achievement of our short- and long-term objectives. We believe that this approach achieves the primary objectives of our compensation program.

We are continually evaluating various compensation programs to implement as our business evolves. The disclosures below describe our historical compensation practices.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers for fiscal years 2017 and, where applicable, 2016.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option awards ($)(1)		All other compensation ($)		Total ($)
Tsontcho Ianchulev, Chief	2017	$379,748	(2)(3)	—	$754,300	(4)	—		$1,134,048
Executive Officer and Chief Medical Officer	2016	$265,600	(3)	—	—		—		$265,600
Jennifer “Ginger” Clasby	2017	$27,500		—	$139,200	(6)	$22,575	(7)	$189,275
Vice President, Clinical Operations(5)
Luke Clauson
Vice President, Research & Development(8)	2017	$41,250		—	$173,900	(9)	—		$215,150

(1)	The amounts reported in the “Option awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017 for the assumptions underlying the valuation of equity awards.

(2)	We entered into an engagement letter with Dr. Ianchulev dated as of July 6, 2017. Under the terms of the engagement letter, Dr. Ianchulev continues to serve as our Chief Executive Officer and Chief Medical Officer. Starting July 1, 2017, he was entitled to receive a monthly salary of $32,083. During the year ended December 31, 2017, we incurred expenses of $160,415 related to the engagement.

(3)	Drs. Ianchulev and LaBelle are partners in PME. We entered into a consulting agreement with PME on November 4, 2014 pursuant to which we pay $33,200 per month to PME in consulting fees for general management and strategy services. Any time spent by PME in excess of the specified amount is billed separately. During the years ended December 31, 2017 and 2016, we incurred aggregate expenses of $329,000, and $398,400, respectively, related to our agreement with PME, of which, $219,333 and $265,600, respectively, was compensation attributable to Dr. Ianchulev.

(4)	During 2017, we granted an option to purchase 401,056 shares of common stock at an exercise price of $1.95 per share to Dr. Ianchulev. The option had a grant date value of $754,300. The option became exercisable as to 11,140 shares on August 7, 2017 and becomes exercisable in equal 11,140 share amounts on each of the 35 one-month anniversaries thereafter.

(5)	Ms. Clasby joined our Company as Vice President, Clinical Operations on August 1, 2017.

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(6)	During 2017, we granted an option to purchase 80,212 shares of common stock at an exercise price of $1.95 per share to Ms. Clasby. The option had a grant date value of $139,200. The option became exercisable as to 2,228 shares on August 7, 2017 and becomes exercisable in equal 2,228 share amounts on each of the 35 one-month anniversaries thereafter.

(7)	Represents amounts paid to Ms. Clasby in 2017 for consulting services.

(8)	Mr. Clauson joined our Company as Vice President, Research and Development on August 1, 2017.

(9)	During 2017, we granted an option to purchase 100,264 shares of common stock at an exercise price of $1.95 per share to Mr. Clauson. The option had a grant date value of $173,900. The option became exercisable as to 2,785 shares on August 7, 2017 and becomes exercisable in equal 2,785 share amounts on each of the 35 one-month anniversaries thereafter.

Employment and Consulting Arrangements

Dr. Ianchulev

We entered into an engagement letter with Dr. Ianchulev dated as of July 6, 2017 as amended on November 8, 2017. Prior to entering into this engagement letter, Dr. Ianchulev served as our Chief Executive Officer and Chief Medical Officer and was compensated by his relationship to PME as described below. Under the terms of the engagement letter, Dr. Ianchulev continues to serve as the Chief Executive Officer and Chief Medical Officer of our Company. Dr. Ianchulev is entitled to receive a monthly salary of $32,083, in addition to benefits available to similarly-situated employees. In 2017, we granted Dr. Ianchulev options to purchase a total of 401,056 shares of our common stock under our 2014 Equity Incentive Plan, as amended (the “2014 Plan”). Dr. Ianchulev’s engagement letter provides that if, following a Change in Control (as is defined in the engagement letter), Dr. Ianchulev suffers an Involuntary Termination (as defined in the engagement letter), he will receive severance payments at his final base salary rate for six months. In addition, upon a Change in Control, all of Dr. Ianchulev’s outstanding options will vest in full. Dr. Ianchulev’s engagement letter further provides that he will be bound by the terms of our standard employee nondisclosure and assignment agreement.

Drs. Ianchulev and LaBelle are partners in PME. We entered into a consulting agreement with PME on November 4, 2014 pursuant to which we pay of $33,200 per month to PME in consulting fees for general management and strategy services. Any time spent in excess of the specified amount is billed separately. During the years ended December 31, 2017 and 2016, we incurred aggregate expenses of $329,000 and $398,400, respectively, related to our agreement with PME. On March 23, 2015, we also granted PME options to purchase 280,000 shares of our common stock at an exercise price of $1.24 per share. The option, which is fully vested, had a grant date value of $336,600, 50% of which, or $168,300, is attributable to Dr. Ianchulev.

Jennifer “Ginger” Clasby

We entered into an engagement letter with Ms. Clasby dated as of July 6, 2017 to serve as our Vice President, Clinical Operations starting on August 1, 2017 on a part-time basis for two days a week for a salary of $9,167 per month and $175 per hour for any additional work, initially as a consultant and later as an employee in 2017. Prior to August 1, 2017, Ms. Clasby also provided consulting services to the Company. Under the terms of the engagement letter, we have the option to engage Ms. Clasby as a full-time employee with a base salary of $275,000 per year, and we granted Ms. Clasby options to purchase 80,211 shares of our common stock under the 2014 Plan. If, following a Change in Control (as defined in the engagement letter), Ms. Clasby’s employment is terminated without cause, and provided she signs a general release within thirty (30) days of such termination, she is entitled to receive severance payments at her final base salary rate, less applicable withholding, for a six (6) month period.

Luke Clauson

We entered into an engagement letter with Luke Clauson dated as of July 6, 2017 to serve as our Vice President, Research and Development starting on August 1, 2017 on a part-time basis for two days a week for a salary of $9,167 per month and $175 per hour for any additional work, initially as a consultant and later as an employee in 2017. Pursuant to the engagement letter, we have the option to engage Mr. Clauson as a full-time employee with a base salary of $275,000 per year, and we granted Mr. Clauson options to purchase 100,264 shares of our common stock under the 2014 Plan. If, following a Change in Control (as defined in the engagement letter), Mr. Clauson’s employment is terminated without cause, and provided he signs a general release within thirty (30) days of such termination, he is entitled to receive severance payments at his final base salary rate, less applicable withholding, for a six (6) month period.

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Mr. Clauson is also the sole owner and President of Innovative Drive Corporation (“IDC”), which performs contract engineering services for the Company. During the year ended December 31, 2017, we recognized research and development expense of $1,155,500 related to services provided to the Company by IDC. As of December 31, 2017, the Company had a liability of $94,998 to IDC and $9,906 related to expenses incurred by Mr. Clauson. In addition, the Company entered into a lease agreement with a company owned by Mr. Clauson on September 15, 2016 to lease approximately 1,000 square feet of space located in Reno, NV with respect to the Company’s research and development activities. The monthly base rent is $3,895 per month over the term of the lease and the security deposit is $3,895. The lease expires on September 14, 2018 and is subject to an extension at the option of the Company at a fixed rental rate for an additional 2-year period. The Company has made $40,000 of leasehold improvements related to this lease. The Company’s rent expense amounted to $45,678 for the year ended December 31, 2017.

Outstanding Equity Awards as of December 31, 2017

The following table sets forth information regarding all outstanding stock options held by our named executive officers as of December 31, 2017:

Name	Number of securities underlying unexercised options (#) exercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Tsontcho Ianchulev, Chief Executive Officer and Chief Medical Officer	40,000	(1)	—	$1.24	03/02/2025
	140,000	(2)	—	$1.24	03/23/2025
	55,700	(3)	345,356	$1.95	07/07/2027
Jennifer “Ginger” Clasby, Vice President, Clinical Operations	11,140	(4)	69,072	$1.95	07/07/2017
Luke Clauson, Vice President, Research & Development	13,925	(5)	86,339	$1.95	07/07/2017

(1)	This option was fully vested on the date of grant.

(2)	Options to purchase 280,000 shares of common stock at an exercise price of $1.24 per share were issued to PME in 2015. Drs. Ianchulev and LaBelle are partners in PME. As a result, the fully-vested option is allocated equally to each of Drs. Ianchulev and LaBelle.

(3)	The option became exercisable as to 11,140 shares on August 7, 2017, and becomes exercisable in equal 11,140 share amounts on each of the 35 one-month anniversaries thereafter.

(4)	The option became exercisable as to 2,228 shares on August 7, 2017 and becomes exercisable in equal 2,228 share amounts on each of the 35 one-month anniversaries thereafter.

(5)	The option became exercisable as to 2,785 shares on August 7, 2017 and becomes exercisable in equal 2,785 share amounts on each of the 35 one-month anniversaries thereafter.

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CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Below we describe transactions since January 1, 2017 to which we have been or are a participant, including currently proposed transactions, in which the amount involved in the transaction exceeds $120,000 and in which any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with any of these individuals, had or has a direct or indirect material interest.

Private Medical Equity, Inc.

Drs. Ianchulev and LaBelle are partners in Private Medical Equity, Inc. (“PME”), a company that provides professional consulting services related to, among other things, clinical research, drug development, regulatory and business development to biopharmaceutical companies. We entered into a consulting agreement with PME on November 4, 2014 pursuant to which we paid of $33,200 per month to PME in consulting fees for general management and strategy services. Any time spent in excess of the specified amount is billed separately. During the year ended December 31, 2017, we incurred aggregate expenses of $329,000 related to our agreement with PME. The agreement with PME was terminated on August 1, 2017.

Arrangements with Dr. LaBelle

We pay $3,000 per month to a company controlled by Dr. LaBelle for office space in New York, New York for our principal office. During the year ended December 31, 2017, we recorded rent expense of $36,000 for the office space.

In addition, Dr. LaBelle entered into a consulting agreement with us on July 6, 2017 through Cura Partners, to provide consulting services not to exceed two days a week. Dr. LaBelle is entitled to receive $9,567 per month and $250 per hour for any additional work, for advisory services performed by Dr. LaBelle. During the year ended December 31, 2017, we incurred $85,835 in expenses related to this agreement.

Arrangements with Dr. Clauson

Luke Clauson, our Vice President of Research and Development, is the sole owner and President of Innovative Drive Corporation (“IDC”), which performs contract engineering services for the Company. During the year ended December 31, 2017, we recognized research and development expense of $1,155,500 related to services provided to the Company by IDC. As of December 31, 2017, the Company had a liability of $94,998 and $9,906 to IDC related to expenses incurred by Mr. Clauson.

In addition, the Company entered into a lease agreement with a company owned by Mr. Clauson on September 15, 2016 to lease approximately 1,000 square feet of space located in Reno, NV with respect to the Company’s research and development activities. The monthly base rent is $3,895 per month over the term of the lease and the security deposit is $3,895. The lease expires on September 14, 2018 and is subject to an extension at the option of the Company at a fixed rental rate for an additional 2-year period. The Company’s rent expense amounted to $45,678 for the year ended December 31, 2017.

License Agreement with Senju Pharmaceuticals Co., Ltd.

During 2015, the Company entered into a license agreement with Senju Pharmaceuticals Co., Ltd. (“Senju”) whereby the Company agreed to grant to Senju an exclusive, royalty-bearing license for its micro-dose product candidates for Asia to sublicense, develop, make, have made, manufacture, use, import, market, sell, and otherwise distribute the micro-dose product candidates. In consideration for the license, Senju agreed to pay to the Company five percent (5%) royalties for the term of the license agreement. The agreement shall continue in full force and effect, on a country-by-country basis, until the latest to occur of: (i) the tenth (10th) anniversary of the first commercial sale of a micro-dose product candidate in Asia; or (ii) the expiration of the licensed patents. As of the date of this filing, there had been no commercial sales of a micro-dose product candidate in Asia such that no royalties had been earned. Mr. Yoshida, a member of the Company’s Board of Directors, is the Executive Vice President and Chief Operating Officer at Senju and Mr. Yoshida’s family owns Senju. Senju and Mr. Yoshida collectively own greater than 5% of the Company’s common stock.

Participation in Initial Public Offering

Certain of our directors, executive officers and beneficial holders of more than 5% of our common stock, including, Drs. Eshelman, Ianchulev and LaBelle and Senju purchased an aggregate of 455,000 shares of our common stock at the public offering price of $10.00 per share in our initial public offering of January 2018.

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Indemnification Agreements

Our certificate of incorporation and our bylaws provide that we shall indemnify our directors and officers to the fullest extent permitted by law. We have entered into indemnification agreements with our directors and executive officers that require us to indemnify them against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of us or any of our affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, our best interests. We maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions.

Employment and Consulting Arrangements

We have entered into employment and consulting arrangements with our named executive officers that provide for salary and severance compensation. For more information regarding these agreements, see “Executive Compensation—Employment and Consulting Arrangements”.

Equity Issued to Executive Officers and Directors

We granted options to our named executive officers and directors in 2017, as more fully described in “Executive Compensation—Outstanding Equity Awards as of December 31, 2017” and “Director Compensation”.

Procedures for Approval of Related-Party Transactions

The Audit Committee, pursuant to its written charter, is responsible for reviewing and approving or ratifying any related-party transaction reaching a certain threshold of significance. In the course of its review and approval or ratification of a related-party transaction, the committee, among other things, considers, consistent with Item 404 of Regulation S-K, the following:

•	the nature and amount of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction; and

•	any other matters the Audit Committee deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to vote regarding approval or ratification of the transaction, but may participate in some of the discussions regarding the transaction, if requested by the chairman of the committee.

Future transactions between us and our officers, directors or 5% stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

To the best of our knowledge, since January 1, 2017, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds $120,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

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STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC and applicable Delaware law. We have not received any stockholder proposals for consideration at our 2018 annual meeting of stockholders.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for the 2019 annual meeting of stockholders, it must be delivered to our principal executive offices located at 501 Fifth Avenue, Suite 1404, New York, New York 10017 by January 1, 2019; provided, however, that if the date of the 2019 annual meeting is more than 30 days before or 60 days after June 11, 2019, notice by the stockholder must be delivered not later than the close of business no earlier than the 120th day prior to the 2019 annual meeting or the later of (1) the 90th day prior to the 2019 annual meeting or (2) the 10th day following the first public announcement of the date of the 2019 annual meeting.

Delaware law permits any stockholder of record to nominate directors. Stockholders wishing to nominate a director must deliver written notice of the nomination either by personal delivery or by U.S. certified mail, postage prepaid, to the Corporate Secretary (i) with respect to an election to be held at an annual meeting of stockholders, not more than 90 and not less than 60 days before the meeting at which directors are to be elected, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the 10th business day following the date on which notice of such meeting is first given to stockholders. Stockholder notices must set forth the specific information as more fully described in our bylaws and in “Corporate Governance—Selection of Nominees for our Board of Directors”.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which our Company does not have notice prior to March 17, 2019.

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Annual Report, this Proxy Statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Notice of Internet Availability and/or Proxy Statement either now or in the future, please contact our Corporate Secretary either by calling 1-917-289-1117 or by mailing a request to Attn: Corporate Secretary, 501 Fifth Avenue, Suite 1404, New York, New York 10017. Upon written or oral request to the Corporate Secretary, we will provide a separate copy of the Annual Report and this Proxy Statement and Notice. In addition, stockholders at a shared address who receive multiple Notices of Internet Availability or multiple copies of proxy statements may request to receive a single Notice of Internet Availability or a single copy of proxy statements in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 as filed with the SEC is accessible free of charge on our website at www.eyenoviabio.com under —Investor Relations—Financials—SEC Filings. The Annual Report on Form 10-K contains audited balance sheets of our Company as of December 31, 2017 and 2016, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2017. You can request a copy of our Annual Report on Form 10-K free of charge by calling 1-917-289-1117 or sending an e-mail to admin@eyenoviabio.com. Please include your contact information with the request.

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OTHER MATTERS

We do not know of any additional matters to be submitted at the Annual Meeting of Stockholders. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board of Directors recommends.

THE BOARD OF DIRECTORS

Dated: April 30, 2018

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DIRECTIONS TO THE ANNUAL MEETING

Eyenovia, Inc.

501 Fifth Avenue, Suite 1404

New York, New York 10017

From the Airport

•	Several major airports serve the greater New York City metropolitan area. These include LaGuardia Airport, JFK International Airport, and Newark International Airport, among others. From each airport, we suggest you take a taxi directly to the Annual Meeting of Stockholders. There are also bus services that will deposit you in midtown. If arriving by car, there are several parking garages within walking distance of the Annual Meeting of Stockholders.

By Subway

•	The nearest subway stop is at Grand Central Terminal, which is also the New York terminus for MetroNorth trains arriving from upstate New York and Connecticut. Take the 4, 5, 6, or 7 train to Grand Central and exit the terminal on the 42nd Street side. Walk Northwest on 42nd Street headed toward Madison Avenue. Continue straight to 5th Avenue. Turn left onto 5th Avenue. 501 Fifth Avenue will be to your left.

•	Alternatively, take the 1, 2, 3, 9, N, or R trains to 42nd Street/Times Square and then take the Shuttle to Grand Central.

•	If arriving via the B, D, F, or Q train, exit at 6th Avenue and 42nd Street/Bryant Park and walk southeast on 42nd Street until you get to 5th Avenue. Turn right on 5th Avenue and 501 Fifth will be to your left.

By Train

•	From Penn Station, take the 1, 2, 3, or 9 subway to 42nd Street/Times Square and the Shuttle to Grand Central. Exit the terminal on the 42nd Street side. Walk Northwest on 42nd Street headed toward Madison Avenue. Continue straight to 5th Avenue. Turn left onto 5th Avenue. 501 Fifth Avenue will be to your left.

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Appendix A

CERTIFICATE OF AMENDMENT

OF THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF EYENOVIA, INC.

Eyenovia, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

1.           The name of the corporation is Eyenovia, Inc. (the “Corporation”).

2.           The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 23, 2014. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 10, 2014, and was further amended on October 6, 2016. A Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 31, 2017. A Third Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 29, 2018 (such Certificate of Incorporation, the “Certificate of Incorporation”).

3.           The amendments to the Corporation’s Certificate of Incorporation set forth below were duly adopted in accordance with the provisions of Sections 242 and 211 of the General Corporation Law of the State of Delaware.

4.           Section 5.4 of Article V of the Certificate of Incorporation is hereby amended by deleting such Section 5.4 in its entirety and replacing it with the following:

“Section 5.4. [Intentionally Omitted].”

5.           Section 7.3 of Article VII of the Certificate of Incorporation is hereby amended by deleting such Section 7.3 in its entirety and replacing it with the following:

“Section 7.3 No Action by Written Consent. Any action required or permitted by the DGCL to be taken by the stockholders of the Corporation must be taken only at a properly called annual meeting of stockholders or special meeting of stockholders, and may not be taken by written consent in lieu of a meeting.”

6.           This Certificate of Amendment shall be effective upon filing.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed by the undersigned officer this ● day of June 2018.

EYENOVIA, INC.

By:
Tsontcho Ianchulev, Chief Executive Officer

A-2

Appendix B

EYENOVIA, INC.

2018 omnibus stock INCENTIVE PLAN

Approved by the Board: March 6, 2018

Approved by the Stockholders: ●, 2018

1.           Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Related Entity; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Grantees with those of the Company’s stockholders; and to promote the success of the Company’s business.

2.           Definitions. The following definitions shall apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)          “Administrator” means the Plan Administrator as described in Section 4.

(b)          “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Delaware, and, to the extent other than Delaware, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c)          “Assumed” means, with respect to an Award, that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(d)          “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(e)          “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)          “Board” means the Board of Directors of the Company.

(g)          “Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service:

(i)          that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs; or

(ii)         in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the grantee’s failure to follow the reasonable instructions of the Board or such grantee’s direct supervisor, which failure, if curable, is not cured within ten (10) days after notice to such grantee or, if cured, recurs within one hundred eighty (180) days.

(h)          “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(i)          “Committee” means, unless otherwise provided herein, any committee composed of members of the Board appointed by the Board to administer the Plan.

(j)          “Common Stock” means the Company’s voting common stock, $0.0001 par value per share.

(k)          “Company” means Eyenovia, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(l)          “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

B-2

(m)          “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan shall include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six (6) months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option beginning on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(n)          “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)          a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)         the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)        the complete liquidation or dissolution of the Company;

(iv)        any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)         acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(o)          “Data” has the meaning set forth in Section 22 of this Plan.

(p)          “Director” means a member of the Board or the board of directors of any Related Entity.

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(q)          “Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.

(r)          “Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(s)          “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(t)          “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to make such person an “Employee” of the Company or a Related Entity.

(u)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)         “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

(i)          If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)         If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

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(iii)        In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A of the Code, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.

(w)          “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(x)          “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y)          “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(z)          “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)        “Option” means an option to purchase one or more Shares pursuant to an Award Agreement granted under the Plan.

(bb)       “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc)        “Performance Period” means the time period during which specified performance criteria must be met in connection with vesting of an Award as determined by the Administrator, as described in Section 6(d) below.

(dd)       “Plan” means this Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan, as the same may be amended from time to time.

(ee)        “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(ff)         “Related Entity” means any Parent or Subsidiary of the Company.

(gg)       “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

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(hh)       “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(ii)          “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(jj)          “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(kk)        “Share” means a share of the Common Stock.

(ll)          “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(mm)      “Tax Obligations” means all income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Grantee’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

3.          Stock Subject to the Plan.

(a)          Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is seven hundred and fifty thousand (750,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)          Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld shall not again be available for awards under the Plan. To the extent that cash in lieu of Shares is delivered upon the exercise of an SAR pursuant to Section 6(l), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of Shares which it was entitled to issue upon such exercise, notwithstanding that cash was issued in lieu of such Shares. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for awards under the Plan.

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4.          Administration of the Plan.

(a)          Plan Administrator.

(i)          Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)         Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and may or may not be composed of members of the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(b)          Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c)          Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)          to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)         to determine whether and to what extent Awards are granted hereunder;

(iii)        to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)        to approve forms of Award Agreements for use under the Plan;

(v)         to determine the type, terms and conditions of any Award granted hereunder;

(vi)        to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

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(vii)       to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(viii)      to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(ix)         to institute an option exchange program;

(x)          to make other determinations as provided in this Plan; and

(xi)         to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d)          Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.          Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company and any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

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6.          Terms and Conditions of Awards.

(a)          Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)          Designation of Award. Each Award shall be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option shall be a Non-Qualified Stock Option.

(c)          Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

(d)          Performance-Based Awards. The Administrator may include in an Award provisions such that the vesting or other realization of an Award by a Grantee will be subject to the achievement of certain performance criteria as the Administrator may determine over the course of a Performance Period determined by the Administrator.

(i)          The performance criteria will be established by the Administrator and may include any one of, or combination of, the following criteria:

(A)	Net earnings or net income (before or after taxes);

(B)	Earnings per share;

(C)	Net sales growth;

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(D)	Net operating profit;

(E)	Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(F)	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(G)	Cash flow per share;

(H)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(I)	Gross or operating margins;

(J)	Productivity ratios;

(K)	Share price (including, but not limited to, growth measures and total stockholder return);

(L)	Expense targets or ratios;

(M)	Charge-off levels;

(N)	Improvement in or attainment of revenue levels;

(O)	Deposit growth;

(P)	Margins;

(Q)	Operating efficiency;

(R)	Operating expenses;

(S)	Economic value added;

(T)	Improvement in or attainment of expense levels;

(U)	Improvement in or attainment of working capital levels;

(V)	Debt reduction;

(W)	Capital targets; and

(X)	Consummation of acquisitions, dispositions, projects or other specific events or transactions.

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(ii)         The Administrator may provide in any grant of an Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (A) asset write-downs, (B) litigation or claim judgments or settlements, (C) the effect of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting reported results, (D) any reorganization and restructuring programs, (E) Extraordinary Items for the applicable Performance Period, (F) mergers, acquisitions or divestitures, and (G) foreign exchange gains and losses. For this purpose, “Extraordinary Items” means extraordinary, unusual, and/or nonrecurring items of gain or loss as defined under United States generally accepted accounting principles.

(iii)        Before the 90th day of the applicable Performance Period (or, if the Performance Period is less than one year, no later than the number of days which is equal to 25% of such Performance Period), the Administrator will determine the duration of the Performance Period, the performance criteria on which performance will be measured, and the amount and terms of payment/vesting upon achievement of the such criteria.

(iv)        Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable performance criteria have been achieved for the Awards for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award for a Performance Period only if the performance criteria for such Performance Period are achieved. In determining the amounts earned by a Grantee pursuant to an Award issued pursuant to this Section 6(d), the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (B) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.

(v)         Payment of the Award to a Grantee shall be paid following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.

(e)          Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(f)          Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

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(g)          Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h)          Early Exercise. An Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)           Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j)           Transferability of Awards. Unless the Administrator provides otherwise, no award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k)          Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(l)           Stock Appreciation Rights. An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan shall be subject to the following terms and conditions. Each SAR granted to any participant shall relate to such number of Shares as shall be determined by the Administrator, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of Shares to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, shall comply with all requirements of the Exchange Act), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing:

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(i)          the number of Shares as to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an Option, the exercise price of the Shares under the Option or (2) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Administrator at the time of grant, subject to adjustment under Section 13); by

(ii)         the Fair Market Value of a Share on the exercise date.

In lieu of issuing Shares upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 11 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(l) shall be deemed to have been converted into a Non-Qualified Stock Option immediately prior to such surrender.

7.          Award Exercise or Purchase Price, Consideration and Taxes.

(a)          Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows.

(i)          In the case of an Incentive Stock Option:

(1)         granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(2)         granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

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(ii)         In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)        In the case of other Awards, such price as is determined by the Administrator.

(iv)        Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)          Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)          cash;

(ii)         check;

(iii)        surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)        with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;

(v)         with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

(vi)        past or future services actually or to be rendered to the Company or a Related Entity; or

(vii)       any combination of the foregoing methods of payment.

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The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

8.          Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

9.          Tax Withholding.

(a)          Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Grantee of any such Tax Obligations.

(b)          The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Grantee may satisfy the Tax Obligations. As determined by the Administrator from time to time, these methods may include one or more of the following:

(i)          paying cash;

(ii)         electing to have the Company withhold cash or Shares deliverable to the Grantee having a Fair Market Value equal to the amount required to be withheld;

(iii)        delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

(iv)        selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

(v)         retaining from salary or other amounts payable to the Grantee cash having a sufficient value to satisfy the Tax Obligations; or

(vi)        any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

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The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Grantee or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

10.         Rights As a Stockholder.

(a)          Restricted Stock. Except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder with respect to any of the Shares granted to the Grantee under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto) nor shall cash dividends or dividend equivalents accrue or be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.

(b)          Other Awards. In the case of Awards other than Restricted Stock, except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder, nor will dividends or dividend equivalents accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

11.        Exercise of Award.

(a)          Procedure for Exercise.

(i)          Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.

(ii)         An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b)          Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

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(c)          Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d)          Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e)          Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

12.        Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

(a)          If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

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(b)          As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c)          Subject to the Applicable Laws and any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following as determined by the Administrator: (i) by delivering to the Grantee evidence of book entry Shares credited to the account of the Grantee, (ii) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (iii) by delivering such Shares to the Grantee in certificate form.

(d)          No fractional Shares shall be issued pursuant to any Award under the Plan; any Grantee who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

13.        Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company, nor shall cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.

14.        Corporate Transactions.

(a)          Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

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(b)          Acceleration of Award Upon Corporate Transaction. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or at the time of an actual Corporate Transaction, and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Corporate Transaction shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)          Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

15.        Effective Date and Term of Plan. The Plan shall become effective at such time as it has been (a) approved by the Company’s stockholders and (b) adopted by the Board. Stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated. Any Award granted before stockholder approval is obtained will be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the grant or exercise of any such Award shall not be counted in determining whether stockholder approval is obtained. Subject to the preceding sentence and the Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

16.        Amendment, Suspension or Termination of the Plan.

(a)          The Board may at any time amend, suspend or terminate the Plan in any respect, except that it may not, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i)          increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii)         modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;

(iii)        modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13);

(iv)        extend the expiration date of the Plan; and

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(v)         except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not amend an Award granted under the Plan to reduce its exercise price per share, cancel and regrant new Awards with lower prices per share than the original prices per share of the cancelled Awards, or cancel any Awards in exchange for cash or the grant of replacement Awards with an exercise price that is less than the exercise price of the original Awards, essentially having the effect of a repricing, without approval by the Company’s stockholders.

(b)          No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)          No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee without his or her consent.

17.        Reservation of Shares.

(a)          The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.        No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

19.        No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

20.        Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Applicable Laws.

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21.        Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. By accepting an Award, each Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Grantee’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.

22.        Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Grantee acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

23.        Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, the Award Agreement evidencing any Award that is not exempt from the requirements of Section 409A of the Code shall contain provisions such that the Award will comply with the requirements of Section 409A of the Code and avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the effective date of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

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24.        Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

25.        Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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EYENOVIA, INC. JOHN GANDOLFO, CHIEF FINANCIAL OFFICER 501 FIFTH AVENUE, SUITE 1404 NEW YORK, NEW YORK 10017 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E39033-P05399 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EYENOVIA, INC. For Withhold For All To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Fredric N. Eshelman 05) Ernest Mario 02) Tsontcho Ianchulev 06) Charles E. Mather IV 03) Curt H. LaBelle 07) Anthony Y. Sun 04) Kenneth B. Lee, Jr. 08) Shuhei Yoshida The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Approval of an amendment to the Third Amended and Restated Certificate of Incorporation of Eyenovia, Inc. to enable stockholders to remove directors with or without cause. 3. Approval of an amendment to the Third Amended and Restated Certificate of Incorporation of Eyenovia, Inc. to eliminate the stockholders' right to act by written consent. 4. Approval of the Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan. 5. Ratification of the appointment of Marcum LLP as the independent registered public accounting firm of Eyenovia, Inc. for the fiscal year ending December 31, 2018. NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1, FOR proposal 2, FOR proposal 3, FOR proposal 4 and FOR proposal 5. Yes No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders and Proxy Statement, 2017 Annual Report and Annual Report on Form 10-K are available at www.proxyvote.com. E39034-P05399 EYENOVIA, INC. Annual Meeting of Stockholders June 11, 2018 9:00 AM, EDT This proxy is solicited by the Board of Directors The undersigned stockholder of Eyenovia, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 2018. The undersigned stockholder also appoints Fredric N. Eshelman, with full power of substitution and power to act alone, as proxy to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Eyenovia, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 11, 2018, at the Eyenovia, Inc. principal executive offices located at 501 Fifth Avenue, Suite 1404, New York, New York 10017, and any adjournment or postponement thereof. Continued and to be signed on reverse side